       LEGG MASON
       INVESTORS TRUST, INC.
       -------------------------------------------------------------------------
       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAPITALIZATION VALUE TRUST

                       ---------------------------------------------------------

                              QUARTERLY REPORT TO SHAREHOLDERS
                              June 30, 2003
                              Institutional and Financial Intermediary Classes
                       ---------------------------------------------------------

                                        [LEGG MASON FUNDS LOGO]

Glossary of Index Definitions

Dow Jones Industrial Average -- A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

Lehman Intermediate Government/Credit Bond Index -- An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

Lipper Balanced Fund Index -- An index comprised of the 30 largest funds in the Lipper universe of 544 balanced funds.

Lipper Large-Cap Core Funds Index -- An index comprised of the 30 largest funds in the Lipper universe of 1,087 large-cap core funds.

Lipper Large-Cap Value Funds Index -- An index comprised of the 30 largest funds in the Lipper universe of 410 large-cap value funds.

Russell 2000 Index -- Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Value Index -- Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Composite Index -- An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Institutional Class of American Leading Companies Trust and U.S. Small-Capitalization Value Trust, and for the Institutional and Financial Intermediary Classes of Balanced Trust.

  The following table summarizes key statistics for the respective classes of each Fund and a comparative group, as of June 30, 2003:

                                                    Total Return(A)
                                            -------------------------------
                                               3 Months        12 Months
                                               --------        ---------
American Leading Companies Trust
  Institutional Class                          +19.56%           +6.55%
S&P 500 Stock Composite Index                  +15.39%           +0.25%
Lipper Large-Cap Value Funds Index             +16.43%           -2.13%

Balanced Trust
  Financial Intermediary Class                  +8.19%           +1.19%
  Institutional Class                           +8.34%           +1.48%
Lehman Intermediate Government/Credit
  Bond Index                                    +2.72%          +10.84%
Lipper Balanced Fund Index                     +10.91%           +3.49%

U.S. Small-Capitalization Value Trust
  Institutional Class                          +24.68%           -3.07%
Russell 2000 Index                             +23.42%           -1.64%

---------------

Source: Lipper Inc. See the inside front cover for index definitions.

  Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

                                                  Sincerely,

                                                  /S/ MARK R. FETTING
                                                  ------------------------------
                                                  Mark R. Fetting

                                                  President

July 29, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any taxes payable by shareholders. Past performance does not predict future performance.

Portfolio Managers' Commentary

American Leading Companies Trust

Market Commentary

  Now, that's more like it! Stocks rallied sharply in the June quarter, a welcome relief from the largely negative returns of the last three years. The S&P 500 Stock Composite Index returned 15.39%, its best showing since the fourth quarter of 1998. The Dow Industrials advanced a highly respectable 13.13% and the NASDAQ Composite shot up 21.00%. American Leading Companies Trust also had a good quarter, with the Institutional Class up 19.56%, well ahead of its blue chip benchmark and peer fund averages. (For a more detailed performance accounting, please refer to the Investment Results section of this letter.)

  At this point, we imagine that two questions are foremost in our shareholders' minds: First, why did stocks rally so powerfully in the latest quarter? And second, what will they do next? As one might expect, we have more definitive thoughts on what has happened than what will happen, though the latter subject is obviously the more important. We share our observations on the quarter just ended in the remainder of this Commentary section. Shareholders can read our thoughts on the future in the Outlook section.

  As to why stocks rallied so sharply in the quarter, a better way of phrasing the question might be: "How could they not rally?" The stage was set for a second quarter rally by a potent combination of factors: namely, low expectations, coupled with a surprisingly quick military victory in Iraq, and powerful monetary and fiscal stimulation. The March quarter ended on a downbeat note, as early year gains turned to losses and it looked as though we might be on our way to a fourth straight year of negative stock market returns. The Iraqi war loomed ahead, with great uncertainty as to its military outcome and ultimate impact on an already shaky domestic economic recovery and wobbly stock market. For many investors whose nerves were frazzled by the market swoons of July and October 2002, the decline in March 2003 was the last straw. They could not take it any longer and sought the (perceived) safety of bonds and money market funds. In a word, the investment outlook appeared grim.

  Ironically, as the June quarter began, the surprises came on the upside. First, the military conflict in Iraq was stunningly successful, ending in a matter of weeks, rather than the months that had been expected. Secondly, first quarter earnings came in largely above expectations, offering concrete evidence that corporate profits had begun to recover. Corporate free cash flow margins were especially impressive, surging to levels not seen since the 1960s. On the monetary front, the Federal Reserve cut the Fed funds rate for the twelfth time this cycle to 1.00%, the lowest rate in over four decades. To underscore the Fed's accommodative stance, Chairman Greenspan said the U.S. central bank would keep interest rates low for "as long as it takes" to spur growth and ward off the threat of deflation. On the fiscal policy side, the Bush Administration poured on the stimulus, using the President's post-Iraq popularity to gain legislative approval for the accelerated phase-in of existing tax cuts on income, while pushing through new tax cuts on dividend and capital gains income.

  The effect of this confluence of positive factors on the market was electric. It took off on the upside like the proverbial scalded dog. We noted in our last shareholder letter that we took encouragement from the fact that the more-speculative NASDAQ Composite Index was actually up in the first quarter, while the more blue chip-oriented Dow Industrials and S&P 500 Index were down. We saw this as an indication that some market participants were beginning to play offense, even as the overall market continued to decline. That observation seems valid, as the NASDAQ led the way on the upside as the market rallied in the second quarter. The very strong performance of low-priced stocks was another sign that more speculative stocks were in greatest demand. For the second quarter, the 50 highest priced stocks in the S&P 500 were up an average of 10%, far less than the Index's overall return of just over 15%. In contrast, the 50 stocks in the Index with the lowest prices at the beginning of the quarter were up an average of almost 51%.

  In our opinion, the speculative areas of the market have become a bit too frothy and are due for a rest or pullback. We believe those contemplating new commitments to the market at this point would be better served to consider blue chips.

Investment Results

  Total returns for the Institutional Class of the Fund for the three-month, six-month and one-year periods ended June 30, 2003, are listed below, along with those of some comparative indices:

                                      CUMULATIVE TOTAL RETURNS,
                                     PERIODS ENDED JUNE 30, 2003
                                    -----------------------------
                                     THREE       SIX        ONE
                                     MONTHS     MONTHS     YEAR
-----------------------------------------------------------------
American Leading Companies Trust
  Institutional Class(A)             +19.56%    +14.83%    +6.55%
S&P 500 Stock Composite Index        +15.39%    +11.76%    +0.25%
Lipper Large-Cap Core Funds Index    +13.68%    +10.15%    -1.00%
Lipper Large-Cap Value Funds Index   +16.43%    +10.75%    -2.13%
Dow Jones Industrial Average         +13.13%     +9.01%    -0.48%

---------------

Source: Lipper Inc. See the inside front cover for index definitions.

  The Fund had a strong quarter in both relative and absolute terms, bettering all of its comparative indices and peer fund indexes. On a longer-term basis, the Fund's performance also continues to improve. The Fund beat its comparative indices

---------------

(A) Past performance does not guarantee future results. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower if fees had not been waived in various periods.

and peer averages for the six-month and one-year timeframes. Having held up better than the S&P 500 Index during the declining phase of the market, we are especially pleased to have also bettered that benchmark (so far, at least) as the market has recovered over the last nine months.

  For the quarter ended June 30, 2003, strength in the portfolio was broadly based. Of particular significance was the Fund's sizeable overweighting in financial stocks, which performed especially well, increasing nearly 22% on a weighted average basis. The strength in financials was well-warranted in our opinion, as their valuations and general prospects are outstanding. A number of bank boards seem to share our optimism, as they approved sizeable dividend increases during the quarter. These included Citigroup, which raised its dividend 75%; Washington Mutual, 33%; Bank of America, 25%, and Bank One Corporation, 19%. In all, financials accounted for approximately one-third of the Fund's quarterly outperformance versus the S&P 500 Index, with the other two-thirds coming from strong relative performance in consumer staples (especially Altria Group), health care (especially Bristol-Myers Squibb), industrials (Tyco International and General Dynamics) and telecommunications services (Nextel Communications). Technology stocks were the main detractor from relative performance, as the Fund was underweighted in this strong group and its selections did less well than the tech stocks in the S&P 500 Index. Apart from the aforementioned companies, other strong performers in the quarter included AOL Time Warner, J.P. Morgan Chase, Lloyds TSB Group plc, Duke Energy, Home Depot and SBC Communications. Only three stocks in the portfolio declined during the quarter, none dramatically. They were Johnson & Johnson, Eastman Kodak and Anadarko Petroleum.

  Portfolio activity in the quarter was a bit higher than in recent quarters. We took advantage of the strength in financial stocks, trimming nine of our holdings in this group by about 10%, in order to begin building up our position in energy stocks. In energy, we are focusing on domestic natural gas producers as we expect them to benefit from what we believe will be a chronic shortage of natural gas over the next decade. We added to our existing small holdings of Anadarko Petroleum as well as establishing new positions in Apache Corporation and Devon Energy. Together these stocks now represent about 3% of the portfolio. We expect to add to these positions in the coming months. In technology, we took profits in some hardware and systems-oriented companies -- Dell Corporation, Electronic Data Systems, IBM Corporation and Lexmark International -- in order to increase our holdings of software giant Microsoft Corporation. Finally, in the industrial sector, we sold our Honeywell International shares to fund a new position in General Dynamics and an increase in our existing holdings of Tyco International. We were attracted to General Dynamics by their excellent record of performance, their effective use of capital and strong free cash flow.

Outlook

  Fed Chairman Greenspan recently reduced his forecast for real GDP growth for 2003 to between 2 1/2% and 2 3/4%. He expects the monetary and fiscal stimulus in place to produce acceleration in real GDP in 2004 to the 3 3/4% to 4 3/4% level. We see no reason to quarrel with the Chairman's numbers. He sees a lot more data than we do.

  Up to this point, the recovery has been primarily driven by the interest-sensitive sectors of the economy, housing and autos. With the recent backup in mortgage rates, we think the refinancing boom that has fueled these two sectors will cool down. As they kick in, tax cuts may provide further stimulus to consumer spending, but we expect it to be relatively modest. Absent another surge in refi's -- which we regard as extremely unlikely -- we believe that incremental stimulus to GDP growth from the consumer sector will be minimal.

  In our opinion, acceleration in real GDP growth above the 3% level will require a pickup in business fixed investment. This may, in fact, already be occurring. All of the pieces are certainly in place for it to do so. Corporate profits are recovering and corporate free cash flow is surging. Inventories are in good shape, and capital expenditure budgets have been cut to the bone. The recent rally in the stock market seems to have produced a glimmer of optimism among corporate boards and CEOs, who have been playing it very close to the vest thus far in the recovery. More evidence of a loosening of corporate purse-strings on the employment and capital investment fronts could provide the impetus for a continued upswing in the stock market.

  Based upon our expectation of just such a pick-up in corporate spending, we see about 15% more upside in the equity market over the next twelve months or so. That would translate to about 1,125 on the S&P 500 and, roughly, 10,400 on the Dow Industrials. From that point, we would expect long-term total returns to settle into the 7% to 8% range. That might not sound like much, but it is certainly better than the losses we saw in 2000-2002. Within the context of the lower return environment we envision for the foreseeable future, we think it is actually pretty good. It certainly compares favorably with likely bond returns of 4% to 5%, and money market fund yields of 1% or less.

  As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

July 21, 2003
DJIA 9096.69

Balanced Trust

Equity Portfolio

  Coming out of the late March retest of the 2002 lows, the Fund participated in the market rally as all of the major indices were finally able to break through resistance levels that had turned back previous advances. Market capitalization was a major determinant of performance during the quarter with an inverse correlation between the size of the company and its stock price performance; for domestic equities in the spring of 2003, smaller was better by a significant margin. The rally did highlight the emerging market leadership as stocks leveraged to an industrial recovery demonstrated by far the strongest performance. Utility issues led the quarter, followed closely by shares of transports, technology and financial services.

  Investors began shifting away from the defensive consumer staples and health care issues as a byproduct of this change in leadership. The energy sector, despite stubbornly high prices for crude oil and natural gas, still has the worst relative performance this year. Another indication that the markets are regaining strength was the notable pick-up in initial public offerings as well as corporate mergers and acquisitions.

  The investment performance of the Fund's equity portfolio did lag the S&P 500 Stock Composite Index (see the inside front cover for index definitions and see pages 10 and 11 for additional performance information) during the quarter. In addition to security selection, the Fund lost some ground on the performance front as a result of our below-market exposure to telecommunication services stocks and our continued avoidance of electric utility companies, both of which enjoyed substantial gains during the period. The greater than market exposure to health care companies also hindered performance, as that group lagged the market at large. Some of the performance lag was ameliorated by significant advances in the Fund's holdings of IVAX Corp. (+45.7%), J.P. Morgan Chase (+46.1%), Home Depot (+36.2%), Intel Corp. (+28.0%) and Target Corp. (+29.6%).

  During the quarter the Fund's holdings in Chateau Communities, Martin Marietta Materials, McDonald's, Pharmacia Corporation, and Safeway Inc. were sold. In their place we initiated positions in Abbott Laboratories, Vornado Realty Trust, Kansas City Southern, Pfizer, Rio Tinto and Kimberly-Clark. Thanks to an influx of new investment we were able to add to existing positions in Cardinal Health, Microsoft and PMI Group. Our goal was to replace specific assets in the Fund with investments that our investment research indicates now have superior risk versus reward potential.

Fixed Income Portfolio

  A number of events transpired during the second quarter that fueled bond performance, and none was more inspiring than Federal Reserve Chairman Greenspan's warning in early May of deflationary concerns. Concurrently, many bond investors found it necessary to buy longer maturity bonds to add yield or to lengthen portfolios in order to maintain their benchmark durations. With declining jobs data still showing economic weakness, the welcome sign was flashing and buyers stepped into bonds of all maturities in anticipation of a Fed rate cut that ultimately amounted to 25 basis points(B) on June 25, lowering the Fed Funds rate to 1.00%, against mixed expectations. The combined effect was another favorable quarter for bond returns, making it five quarters in a row that bond returns exceeded their income.

  The fixed income performance of the Fund lagged the intermediate benchmark during the quarter due primarily to two strategies that we employed to protect the portfolio in this low interest rate environment. The combination of holding the portfolio's duration slightly short of the benchmark duration and the use of a barbell strategy, with a heavy concentration in shorter maturing bonds, could not compensate for the strong performance turned in by bonds with longer maturities. In addition, our preference for higher quality corporate bonds did not perform as well as riskier bonds rated just above junk levels. Our overweight to corporate bonds did favorably contribute to performance during the quarter.

  The Federal Reserve policy for the past several quarters can clearly be described as accommodative in an attempt to stimulate economic activity. Our strategy remains cautious with an eye towards the impact of rising rates on bond performance should rates increase in the coming months. We expect to maintain duration slightly lower than the benchmark and to maintain a commitment to a modest barbell strategy. Should rates move higher, we will have the ability to reinvest proceeds from selling shorter bonds into higher yielding intermediate bonds with significant yield pickup. As mentioned earlier, we have taken steps to include convertible securities in the portfolio that may prove to be less vulnerable to rising rates, especially if the value of the underlying equity were to outperform. One such investment is the State Street Corp. 6.75% convertible preferred stock (+19% during the second quarter). In addition, we added a GMAC floating rate note position during the quarter that will benefit from rising short-term interest rates should that scenario unfold over the next couple of years.

                                                  James B. Hagerty, CFA
                                                  Peter Sorrentino, CFA
                                                  Troy Snider, CFA
                                                  David Francis

July 21, 2003
DJIA 9096.69

---------------
(B) 100 basis points = 1%.

U.S. Small-Capitalization Value Trust

  For the quarter, the Institutional Class of the Fund rose 24.68%, compared to gains of 22.72% for the Russell 2000 Value Index, 23.42% for the Russell 2000 Index, and 15.39% for the S&P 500 Stock Composite Index (see the inside front cover for index definitions). For the year to date, the Institutional Class is up 14.19%, while the Russell 2000 Value has returned 16.49%, the Russell 2000 17.88%, and the S&P 500 11.76%.

  During the quarter, the U.S. equity market continued to rally from its mid-March lows, though the momentum slowed in June. Following a weak first quarter, the rally's start coincided with President Bush's final ultimatum to the Iraqi leadership in March and it gained momentum as the war concluded successfully in April. Investors believed that removal of this uncertainty greatly increased the prospects for a strong economic recovery and, thus, made equities more attractive. Stocks' upward push slowed, at least temporarily, in late June as guerrilla attacks on U.S. troops in Iraq escalated and a strong economic recovery failed to materialize. We see a number of significant economic catalysts still in place, including lower oil prices, lower interest rates, tax cuts, and stimulative global monetary policy. Nevertheless, most economic indicators continue to indicate only slow growth at this point. The market's gains this quarter and year were evenly balanced between growth and value stocks, while small-cap stocks significantly outperformed larger stocks. The superior returns from smaller-cap stocks may reflect the fact that these stocks lagged over the previous several quarters when the market was weak.

  In the first quarter, small-cap value stocks in general, and our portfolio in specific, lagged the market. In times of increased uncertainty, investors often shift their emphasis toward the perceived safety of large-cap stocks. Early in 2003, investors faced economic concerns, the threat of war, and a protracted bear market. When uncertainty and fear dominate, investors tend to shun the smaller, deeper value, most attractively priced stocks because they believe these stocks have the greatest fundamental risk.

  We did not alter our investment approach in the first quarter as we believed that investors' distaste for small value was unsupported by economic reality, and therefore, temporary. Instead, we continued to seek out attractively priced small-cap companies that we believe have the underlying fundamental strength to support the stock's recovery. In fact, smaller-cap stocks, particularly our out-of-favor holdings, experienced the strongest rebound in the second quarter as investors became more optimistic at the war's end. For instance, we began our position in Borders Group, the book retailer, in late 2002 around $16, down from $25. Despite a low P/E ratio of under 11x for this well-run, national leader, the stock fell further to a low of $13 in the first quarter. However, with the market's renewed optimism the stock recently has risen to over $18. This example
- one of many - reconfirms our belief that maintaining our disciplined value approach regardless of short-term fluctuations in the market will reward our clients in the long run.

  Looking at sectors in the portfolio, our heavy retail weighting depressed our returns early in 2003 as investors worried about the economic recovery. Like

Borders, these stocks generally did better in the second quarter, providing a positive boost to the portfolio. The finance, industrial manufacturing, and transportation sectors all made positive performance contributions for the quarter and year. In the financial area, our undervalued banks have performed well so far this year. Both our automotive parts producers and the airlines we added to in the first quarter provided very strong returns this quarter, on the more upbeat economic outlook. Our low weighting in technology hurt performance early in 2003, as this was one of the strongest groups. In June, however, the sector turned weaker and our underweighting helped performance, while our tech holdings held up better than the average small-cap tech stock.

  Currently, the portfolio's largest overweight versus the benchmark is in the retail sector. This group lagged significantly in late 2002 and early 2003 due to slowing consumer purchases, and it now offers attractive valuations. These low valuations began to produce strong stock returns late in the second quarter. We are most underweighted in technology, where strong stock price increases over the last few quarters coupled with low or negative earnings have created unattractive stock valuations. (Note that the Russell Index rebalancing on June 30, 2003, reduced the Russell 2000 Value's technology weight due to these less attractive valuations.) We have reduced our weighting in utilities this year as these stocks held up well in the down markets of 2002 and early 2003 and no longer look as attractively priced.

  Last quarter, we discussed that in the most turbulent times, our small-cap value investment philosophy can fall out of favor and that our best response to such situations is to maintain our discipline rather than trying to time the macroeconomic currents. This quarter has provided yet another example of the validity of this approach, as the very stocks which suffered the most last quarter led the rally this quarter. Looking ahead, our investment decisions do not rely on our predictions about the direction of the economy, the market, or geopolitical events. Instead, we remain confident that if we continue to seek out attractively valued small-cap companies and purchase those with the underlying strength to return to normal valuation, our portfolio will perform well for our clients.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto
                                                  Steven M. Tonkovich

July 21, 2003
DJIA 9096.69

Performance Information

Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2003

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund has two classes of shares: Primary Class and Institutional Class. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust each have an additional class of shares: Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also has an additional class of shares: Class A. Information about the Primary Class and Class A is contained in a separate report to the shareholders of those classes.

  The following table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Funds' total returns(A) as of June 30, 2003, were:

                                 American Leading   Balanced   U.S. Small-Cap
                                 Companies Trust     Trust      Value Trust
-----------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                          +6.55%         +1.48%        -3.07%
    Five Years                          N/A            N/A         +3.78%
    Life of Class(B)                  -3.53%         -1.41%        +4.03%
  Financial Intermediary Class:
    One Year                            N/A          +1.19%          N/A
    Life of Class(C)                    N/A          -1.68%          N/A

Cumulative Total Return
  Institutional Class:
    One Year                          +6.55%         +1.48%        -3.07%
    Five Years                          N/A            N/A        +20.38%
    Life of Class(B)                  -7.08%         -3.20%       +21.96%
  Financial Intermediary Class:
    One Year                            N/A          +1.19%          N/A
    Life of Class(C)                    N/A          -3.80%          N/A
-----------------------------------------------------------------------------

---------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(B)  Institutional Class inception dates:
     American Leading Companies Trust -- June 14, 2001 (re-commencement of operations)
       Balanced Trust -- March 16, 2001
       U.S. Small-Cap Value Trust -- June 19, 1998

(C)  Financial Intermediary Class inception date:
       Balanced Trust -- March 16, 2001
N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE(D)

 Strongest performers for the 2nd quarter 2003(E)
--------------------------------------------------
  1.   Altria Group, Inc.                 +53.9%
  2.   AOL Time Warner Inc.               +48.2%
  3.   Tyco International Ltd.            +47.7%
  4.   J.P. Morgan Chase & Co.            +46.1%
  5.   Lloyds TSB Group plc               +39.9%
  6.   Duke Energy Corporation            +39.4%
  7.   The Home Depot, Inc.               +36.2%
  8.   Nextel Communications, Inc.        +35.0%
  9.   Bristol-Myers Squibb Company       +30.1%
 10.   SBC Communications Inc.            +29.3%

Weakest performers for the 2nd quarter 2003(E)
-----------------------------------------------
 1.   Johnson & Johnson                -10.3%
 2.   Eastman Kodak Company             -4.8%
 3.   Anadarko Petroleum Corporation    -2.0%
 4.   Albertson's, Inc.                 +2.9%
 5.   Wal-Mart Stores, Inc.             +3.3%
 6.   Fannie Mae                        +3.8%
 7.   International Business
       Machines Corporation             +5.4%
 8.   Lexmark International, Inc.       +5.7%
 9.   Microsoft Corporation             +5.9%
10.   The TJX Companies, Inc.           +7.2%

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2003
----------------------------------------------
Apache Corporation
Devon Energy Corporation
General Dynamics Corporation

 Securities sold during the 2nd quarter 2003
----------------------------------------------
FleetBoston Financial Corporation
General Motors Corporation
Honeywell International Inc.
UnumProvident Corporation

---------------

(D) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(E) Securities held for the entire quarter.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE(F)

Strongest performers for the 2nd quarter 2003(G)
------------------------------------------------
 1.   J.P. Morgan Chase & Co.           +46.1%
 2.   IVAX Corporation                  +45.7%
 3.   The Home Depot, Inc.              +36.2%
 4.   Target Corporation                +29.6%
 5.   SBC Communications Inc.           +29.3%
 6.   Lincoln National Corporation      +28.7%
 7.   Intel Corporation                 +28.0%
 8.   Applied Materials, Inc.           +25.9%
 9.   Citigroup Inc.                    +24.9%
10.   Dover Corporation                 +24.3%

 Weakest performers for the 2nd quarter 2003(G)
------------------------------------------------
 1.   Johnson & Johnson                 -10.3%
 2.   Biomet, Inc.                       -6.4%
 3.   Conoco Inc., 5.9%, 4/15/04         -1.0%
 4.   United States Treasury Notes,
       5.25%, 5/15/04                    -0.8%
 5.   Proctor & Gamble Company, 6.6%,
       12/15/04                          -0.8%
 6.   Tribune Company, 6.5%, 7/30/04     -0.7%
 7.   The Walt Disney Company,
       5.125%, 12/15/03                  -0.7%
 8.   Federal Farm Credit Bank, 5%,
       5/10/04                           -0.7%
 9.   United States Treasury Notes,
       6.5%, 5/15/05                     -0.6%
10.   Government National Mortgage
       Association, 7%, 6/15/28          -0.5%

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2003
----------------------------------------------
Abbott Laboratories
Caterpillar Financial Services
 Corporation, 4.875%, due 6/15/07
Federal Farm Credit Bank, 3.75%, due
 4/9/10
Freddie Mac, 3.16%, due 5/7/07
General Motors Acceptance Corporation,
 3.19%, due 5/19/05
Kansas City Southern
Kimberly-Clark Corporation
Morgan Stanley & Company, Inc., 4.25%, due
 5/15/10
Pfizer Inc.
Rio Tinto plc - ADR
Vornado Realty Trust
Wal-Mart Stores, Inc., 4.55%, due 5/1/13

 Securities sold during the 2nd quarter 2003
----------------------------------------------
Caterpillar Financial Services
 Corporation, 6.09%, due 3/1/04
Chateau Communities, Inc.
Hilton Hotels Corp., 5%, due 5/15/06
Martin Marietta Materials, Inc.
McDonald's Corporation
Pharmacia Corporation
Safeway Inc.
United States Treasury Notes, 6%, due
 8/15/09

---------------

(F) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(G) Securities held for the entire quarter.

U.S. Small-Capitalization Value Trust (H)

SELECTED PORTFOLIO PERFORMANCE (I)

Strongest performers for the 2nd quarter 2003(J)
-------------------------------------------------
  1.   Atlantic Coast Airlines
        Holdings, Inc.                   +115.0%
  2.   Stillwater Mining Company         +105.6%
  3.   InterCept, Inc.                   +104.9%
  4.   PacifiCare Health Systems,
        Inc.                             +104.4%
  5.   Credit Acceptance Corporation     +104.1%
  6.   Perini Corporation                 +99.3%
  7.   Fremont General Corporation        +97.9%
  8.   American Home Mortgage
        Holdings, Inc.                    +94.9%
  9.   TSR, Inc.                          +93.1%
 10.   ICN Pharmaceuticals, Inc.          +89.8%

Weakest performers for the 2nd quarter 2003(J)
----------------------------------------------
 1.   DVI, Inc.                        -45.4%
 2.   American Business Financial
       Services, Inc.                  -41.7%
 3.   Playtex Products, Inc.           -20.4%
 4.   Payless ShoeSource, Inc.         -20.1%
 5.   Capital Crossing Bank            -14.7%
 6.   Salton, Inc.                     -14.1%
 7.   Summa Industries                 -13.3%
 8.   The Boyds Collection, Ltd.       -12.8%
 9.   The Nautilus Group, Inc.         -12.4%
10.   MIM Corporation                  -12.1%

---------------

(H) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.
(I) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.
(J) Securities held for the entire quarter.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
June 30, 2003 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.8%

Consumer Discretionary -- 12.8%
 Household Durables -- 0.5%
 Koninklijke (Royal) Philips Electronics N.V. - ADR               118           $  2,255
                                                                                --------
 Leisure Equipment and Products -- 0.8%
 Eastman Kodak Company                                            150              4,103
                                                                                --------
 Media -- 6.0%
 AOL Time Warner Inc.                                             530              8,528(A)
 Liberty Media Corporation                                      1,847             21,351(A)
                                                                                --------
                                                                                  29,879
                                                                                --------
 Multi-Line Retail -- 1.5%
 The May Department Stores Company                                254              5,659
 Wal-Mart Stores, Inc.                                             35              1,878
                                                                                --------
                                                                                   7,537
                                                                                --------
 Specialty Retail -- 4.0%
 The Home Depot, Inc.                                             135              4,471
 The TJX Companies, Inc.                                          830             15,637
                                                                                --------
                                                                                  20,108
                                                                                --------
Consumer Staples -- 7.1%
 Food and Drug Retailing -- 3.6%
 Albertson's, Inc.                                                475              9,120
 The Kroger Co.                                                   520              8,669(A)
                                                                                --------
                                                                                  17,789
                                                                                --------
 Household Products -- 0.3%
 Kimberly-Clark Corporation                                        25              1,303
                                                                                --------
 Personal Products -- 0.4%
 Avon Products, Inc.                                               30              1,866
                                                                                --------
 Tobacco -- 2.8%
 Altria Group, Inc.                                               310             14,086
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Energy -- 2.6%
 Oil and Gas -- 1.7%
 Anadarko Petroleum Corporation                                    96           $  4,269
 Devon Energy Corporation                                          83              4,416
                                                                                --------
                                                                                   8,685
                                                                                --------
 Oil and Gas (Exploration and Production) -- 0.9%
 Apache Corporation                                                67              4,359
                                                                                --------
Financials -- 28.2%
 Banks -- 16.3%
 Bank of America Corporation                                      172             13,570
 Bank One Corporation                                             406             15,095
 Lloyds TSB Group plc                                           3,176             22,588
 Washington Mutual, Inc.                                          720             29,736
                                                                                --------
                                                                                  80,989
                                                                                --------
 Diversified Financials -- 7.9%
 Citigroup Inc.                                                   426             18,241
 Fannie Mae                                                       115              7,776
 J.P. Morgan Chase & Co.                                          387             13,228
                                                                                --------
                                                                                  39,245
                                                                                --------
 Insurance -- 4.0%
 MGIC Investment Corporation                                      430             20,032
                                                                                --------
Health Care -- 20.0%
 Health Care Providers and Services -- 13.6%
 Health Net Inc.                                                  910             29,985(A)
 UnitedHealth Group Incorporated                                  435             21,859
 Wellpoint Health Networks Inc.                                   187             15,764(A)
                                                                                --------
                                                                                  67,608
                                                                                --------
 Pharmaceuticals -- 6.4%
 Bristol-Myers Squibb Company                                     540             14,661
 Johnson & Johnson                                                118              6,100
 Merck & Co., Inc.                                                123              7,448
 Pfizer Inc.                                                       68              2,322
 Wyeth                                                             25              1,139
                                                                                --------
                                                                                  31,670
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Industrials -- 7.6%
 Aerospace/Defense -- 1.6%
 General Dynamics Corporation                                     108           $  7,830
                                                                                --------
 Industrial Conglomerates -- 6.0%
 General Electric Company                                         340              9,751
 Tyco International Ltd.                                        1,060             20,119
                                                                                --------
                                                                                  29,870
                                                                                --------
Information Technology -- 10.7%
 Communications Equipment -- 0.8%
 Nokia Oyj -- ADR                                                 240              3,943
                                                                                --------
 Computers and Peripherals -- 5.9%
 Dell Computer Corporation                                        270              8,629(A)
 International Business Machines Corporation                      152             12,540
 Lexmark International, Inc.                                      115              8,160(A)
                                                                                --------
                                                                                  29,329
                                                                                --------
 IT Consulting and Services -- 1.9%
 Electronic Data Systems Corporation                              450              9,653
                                                                                --------
 Software -- 2.1%
 Microsoft Corporation                                            405             10,372
                                                                                --------
Telecommunication Services -- 9.0%
 Diversified Telecommunication Services -- 3.5%
 ALLTEL Corporation                                               190              9,162
 SBC Communications Inc.                                          105              2,682
 Verizon Communications Inc.                                      144              5,681
                                                                                --------
                                                                                  17,525
                                                                                --------
 Wireless Telecommunication Services -- 5.5%
 Nextel Communications, Inc.                                    1,500             27,120(A)
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Utilities -- 0.8%
 Multi-Utilities & Unregulated Power -- 0.8%
 Duke Energy Corporation                                          210           $  4,189
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $362,452)            491,345
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.3%

J.P. Morgan Chase & Co.
 1.13%, dated 6/30/03, to be repurchased at $3,209 on
 7/1/03 (Collateral: $2,603 Fannie Mae notes, 6.625%, due
 11/15/10, value $3,275)                                       $3,209              3,209

State Street Bank and Trust Company
 1.12%, dated 6/30/03, to be repurchased at $3,210 on
 7/1/03 (Collateral: $3,225 Fannie Mae notes, 2.14%, due
 1/7/05, value $3,276)                                          3,210              3,210
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $6,419)                            6,419
----------------------------------------------------------------------------------------
Total Investments -- 100.1% (Identified Cost -- $368,871)                        497,764
Other Assets Less Liabilities -- (0.1)%                                             (457)
                                                                                --------

NET ASSETS -- 100.0%                                                            $497,307
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $17.34
                                                                                ========
 INSTITUTIONAL CLASS                                                              $17.73
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
June 30, 2003 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 62.2%

Consumer Discretionary -- 4.9%
 Multi-Line Retail -- 3.4%
 Target Corporation                                                                34        $ 1,287
 Wal-Mart Stores, Inc.                                                             13            698
                                                                                             -------
                                                                                               1,985
                                                                                             -------
 Specialty Retail -- 1.5%
 The Home Depot, Inc.                                                              25            841
                                                                                             -------
Consumer Staples -- 7.0%
 Beverages -- 2.4%
 Anheuser-Busch Companies, Inc.                                                    13            664
 PepsiCo, Inc.                                                                     16            725
                                                                                             -------
                                                                                               1,389
                                                                                             -------
 Food and Drug Retailing -- 3.1%
 McCormick & Company, Incorporated                                                 40          1,088
 SYSCO Corporation                                                                 24            727
                                                                                             -------
                                                                                               1,815
                                                                                             -------
 Household Products -- 1.5%
 Kimberly-Clark Corporation                                                        17            860
                                                                                             -------
Energy -- 3.7%
 Oil and Gas -- 3.7%
 BP Plc - ADR                                                                      28          1,177
 Exxon Mobil Corporation                                                           28          1,005
                                                                                             -------
                                                                                               2,182
                                                                                             -------
Financials -- 14.7%
 Banks -- 2.2%
 Charter One Financial, Inc.                                                       41          1,287
                                                                                             -------
 Diversified Financials -- 5.9%
 Citigroup Inc.                                                                    47          2,012
 Fannie Mae                                                                        13            856
 J.P. Morgan Chase & Co.                                                           17            567
                                                                                             -------
                                                                                               3,435
                                                                                             -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Financials -- Continued
 Insurance -- 5.3%
 Jefferson-Pilot Corporation                                                       11        $   435
 Lincoln National Corporation                                                      26            926
 Principal Financial Group, Inc.                                                   30            968
 The PMI Group, Inc.                                                               29            765
                                                                                             -------
                                                                                               3,094
                                                                                             -------
 Real Estate Investment Trusts -- 1.3%
 Vornado Realty Trust                                                              18            772
                                                                                             -------
Health Care -- 12.8%
 Health Care (Medical Products and Supplies) -- 3.7%
 Biomet, Inc.                                                                      28            802
 Medtronic, Inc.                                                                   28          1,353
                                                                                             -------
                                                                                               2,155
                                                                                             -------
 Health Care Providers and Services -- 1.3%
 Cardinal Health, Inc.                                                             12            772
                                                                                             -------
 Pharmaceuticals -- 7.8%
 Abbott Laboratories                                                               20            875
 IVAX Corporation                                                                  26            464(A)
 Johnson & Johnson                                                                 20          1,034
 Merck & Co., Inc.                                                                 15            884
 Pfizer Inc.                                                                       37          1,272
                                                                                             -------
                                                                                               4,529
                                                                                             -------
Industrials -- 8.2%
 Commercial Services and Supplies -- 1.3%
 Automatic Data Processing, Inc.                                                   15            508
 Cintas Corporation                                                                 7            248
                                                                                             -------
                                                                                                 756
                                                                                             -------
 Electrical Equipment -- 1.2%
 Emerson Electric Company                                                          14            695
                                                                                             -------
 Industrial Conglomerates -- 1.6%
 General Electric Company                                                          32            918
                                                                                             -------

                                                                   Shares/Par       Value
---------------------------------------------------------------------------------------------
Industrials -- Continued
 Machinery -- 1.9%
 Dover Corporation                                                       22        $   659
 Illinois Tool Works Inc.                                                 7            461
                                                                                   -------
                                                                                     1,120
                                                                                   -------
 Road and Rail -- 2.2%
 Kansas City Southern                                                    42            505(A)
 Union Pacific Corporation                                               14            812
                                                                                   -------
                                                                                     1,317
                                                                                   -------
Information Technology -- 8.3%
 Computers and Peripherals -- 2.6%
 Dell Computer Corporation                                               28            895(A)
 International Business Machines Corporation                              8            627
                                                                                   -------
                                                                                     1,522
                                                                                   -------
 Semiconductor Equipment and Production -- 3.0%
 Applied Materials, Inc.                                                 34            539(A)
 Intel Corporation                                                       40            838
 Texas Instruments Incorporated                                          20            343
                                                                                   -------
                                                                                     1,720
                                                                                   -------
 Software -- 2.7%
 Microsoft Corporation                                                   29            748
 Oracle Corporation                                                      70            841(A)
                                                                                   -------
                                                                                     1,589
                                                                                   -------
Materials -- 1.4%
 Metals and Mining -- 1.4%
 Rio Tinto plc - ADR                                                     11            804
                                                                                   -------
Telecommunication Services -- 1.2%
 Diversified Telecommunication Services -- 1.2%
 SBC Communications Inc.                                                 28            715
                                                                                   -------
Total Common Stocks and Equity Interests (Identified Cost -- $34,125)               36,272
---------------------------------------------------------------------------------------------
Preferred Stocks -- 2.2%

State Street Corporation, Cv., 6.75%                                      2            456
International Paper Capital Trust, Cv., 5.25%                            17            823
                                                                                   -------
Total Preferred Stocks (Identified Cost -- $1,220)                                   1,279
---------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 18.0%

Banking and Finance -- 2.5%
Bank of America Corporation             5.125%         11/15/14           $  330        $   352
Caterpillar Financial Services
 Corporation                            4.875%         6/15/07               200            217
Merrill Lynch & Co., Inc.               6.000%         11/15/04              500            530
Wells Fargo & Company                   5.000%         11/15/14              330            349
                                                                                        -------
                                                                                          1,448
                                                                                        -------
Consumer Services -- 1.1%
Procter & Gamble Company                6.600%         12/15/04              600            644
                                                                                        -------
Electronics (Semiconductors) -- 1.6%
Analog Devices Incorporated             4.750%         10/1/05               900            916
                                                                                        -------
Entertainment -- 0.9%
The Walt Disney Company                 5.125%         12/15/03              500            509
                                                                                        -------
Finance -- 1.9%
General Motors Acceptance Corporation   3.190%         5/19/05               525            524
Morgan Stanley & Company, Inc.          4.250%         5/15/10               550            566
                                                                                        -------
                                                                                          1,090
                                                                                        -------
Food -- 2.8%
Kroger Company                          6.750%         4/15/12               700            799
Unilever Capital Corporation            6.875%         11/1/05               750            837
                                                                                        -------
                                                                                          1,636
                                                                                        -------
Investment Banking/Brokerage -- 1.2%
Goldman Sachs Group Incorporated        5.700%          9/1/12               625            687
                                                                                        -------
Media -- 1.2%
Tribune Company                         6.500%         7/30/04               700            737
                                                                                        -------
Multi-Line Retail -- 0.8%
Wal-Mart Stores, Inc.                   4.550%          5/1/13               475            494
                                                                                        -------
Oil (Domestic Integrated) -- 1.3%
Conoco Inc.                             5.900%         4/15/04               750            776
                                                                                        -------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Railroads -- 1.5%
Union Pacific Corporation               6.625%          2/1/08            $  750        $   856
                                                                                        -------
Telecommunications (Cellular/Wireless) -- 1.2%
Verizon Global Funding Corp.            6.875%         6/15/12               600            708
                                                                                        -------
Total Corporate Bonds and Notes
 (Identified Cost -- $9,866)                                                             10,501
-----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 10.6%

Fixed Rate Securities -- 6.7%
Federal Farm Credit Bank                3.750%          4/9/10               475            487
Federal Farm Credit Bank                5.000%         5/10/04               400            413
Freddie Mac                             3.160%          5/7/07               675            683
United States Treasury Notes            5.000%         8/15/11               550            617
United States Treasury Notes            5.250%         5/15/04                60             62
United States Treasury Notes            6.500%         5/15/05               430            472
United States Treasury Notes            6.500%         10/15/06            1,000          1,149
                                                                                        -------
                                                                                          3,883
                                                                                        -------
Stripped Securities -- 3.9%
United States Treasury STRIPS           0.000%         11/15/04            1,100          1,082(B)
United States Treasury STRIPS           0.000%         8/15/05               550            535(B)
United States Treasury STRIPS           0.000%         2/15/14             1,055            690(B)
                                                                                        -------
                                                                                          2,307
                                                                                        -------
Total U.S. Government and Agency
 Obligations (Identified Cost -- $5,830)                                                  6,190
-----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 6.4%

Fixed Rate Securities -- 6.4%
Government National Mortgage
 Association                            6.000%    8/15/28 to 9/15/32       2,706          2,839

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Fixed Rate Securities -- Continued
Government National Mortgage
 Association                            7.000%   2/15/28 to 12/15/31      $  806        $   853
                                                                                        -------
                                                                                          3,692
                                                                                        -------
Total U.S. Government Agency
 Mortgage-Backed Securities
 (Identified Cost -- $3,557)                                                              3,692
-----------------------------------------------------------------------------------------------
Total Investments -- 99.4% (Identified Cost -- $54,598)                                  57,934
Other Assets Less Liabilities -- 0.6%                                                       370
                                                                                        -------

NET ASSETS -- 100.0%                                                                    $58,304
                                                                                        =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                           $10.06
                                                                                        =======
 FINANCIAL INTERMEDIARY CLASS                                                            $10.05
                                                                                        =======
 INSTITUTIONAL CLASS                                                                     $10.06
                                                                                        =======
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
June 30, 2003 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.9%

Auto and Transportation -- 6.1%
 Aftermarket Technology Corp.                                                      27        $    280(A)
 AirNet Systems, Inc.                                                              12              49(A)
 American Axle & Manufacturing Holdings, Inc.                                      33             779(A)
 Arctic Cat, Inc.                                                                  20             381
 ArvinMeritor, Inc.                                                                97           1,947
 Asbury Automotive Group Inc.                                                      21             286(A)
 Atlantic Coast Airlines Holdings, Inc.                                            60             813(A)
 Aviall, Inc.                                                                      29             325(A)
 Bandag, Incorporated - Class A                                                     4             126(A)
 BorgWarner, Inc.                                                                   1              39
 Cooper Tire & Rubber Company                                                      83           1,465
 Dana Corporation                                                                  62             717
 Dura Automotive Systems, Inc.                                                     23             226(A)
 Genesee & Wyoming Inc.                                                             7             134(A)
 Mesa Air Group Inc.                                                                5              36(A)
 Monro Muffler Brake, Inc.                                                          5             150(A)
 Offshore Logistics, Inc.                                                          30             657(A)
 Polaris Industries Inc.                                                           10             639
 R & B, Inc.                                                                        6              61(A)
 SkyWest, Inc.                                                                     43             821
 Spartan Motors, Inc.                                                              11              89
 Stoneridge, Inc.                                                                  14             195(A)
 TBC Corporation                                                                   15             276(A)
 Tower Automotive, Inc.                                                           103             377(A)
                                                                                             --------
                                                                                               10,868
                                                                                             --------
Consumer Discretionary -- 28.6%
 Activision, Inc.                                                                  29             368(A)
 Acuity Brands, Inc.                                                               13             242
 AFC Enterprises, Inc.                                                             20             332(A)
 Ambassadors Group, Inc.                                                            3              38(A)
 American Greetings Corporation                                                    45             884(A)
 APAC Customer Services Inc.                                                       24              62(A)
 Aztar Corporation                                                                 33             530(A)
 Bally Total Fitness Holding Corporation                                           60             542(A)
 Barnes & Noble, Inc.                                                              56           1,293(A)
 Benihana Inc.                                                                      8             107(A)
 BJ's Wholesale Club, Inc.                                                         68           1,027(A)
 Blair Corporation                                                                  9             200
 Bob Evans Farms, Inc.                                                             13             353
 Borders Group, Inc.                                                               53             933(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Brass Eagle Inc.                                                                  12        $    101(A)
 Brown Shoe Company, Inc.                                                          25             730
 Buca, Inc.                                                                        13              75(A)
 Burlington Coat Factory Warehouse Corporation                                     57           1,026
 Callaway Golf Company                                                              5              65
 Carriage Services, Inc.                                                           28              98(A)
 CEC Entertainment Inc.                                                            20             739(A)
 Central Garden & Pet Company                                                      23             544(A)
 Charlotte Russe Holding Inc.                                                      35             364(A)
 Chromcraft Revington, Inc.                                                        11             137(A)
 Correctional Services Corporation                                                 13              37(A)
 CPI Corporation                                                                    9             159
 Deckers Outdoor Corporation                                                        5              30(A)
 Department 56, Inc.                                                               18             276(A)
 Dillard's, Inc.                                                                   72             971
 Dover Downs Gaming & Entertainment, Inc.                                          13             118
 Duckwall-ALCO Stores, Inc.                                                         4              38(A)
 Electronics Boutique Holdings Corp.                                               18             411(A)
 Exponent, Inc.                                                                     8             118(A)
 Factual Data Corp.                                                                 9             162(A)
 Fedders Corporation                                                               13              40
 Finlay Enterprises, Inc.                                                          15             248(A)
 First Cash, Inc.                                                                   7             105(A)
 Fresh Brands, Inc.                                                                 8             111
 Friedman's, Inc.                                                                  25             281
 Friendly Ice Cream Corporation                                                     4              28(A)
 Frisch's Restaurants, Inc.                                                         6             106
 Furniture Brands International, Inc.                                              42           1,099(A)
 Garden Fresh Restaurant Corp.                                                      6              50(A)
 Genesco Inc.                                                                      36             641(A)
 Global Imaging Systems, Inc.                                                       1              14(A)
 Handleman Company                                                                 46             731(A)
 Haverty Furniture Companies, Inc.                                                 24             427
 IHOP Corp.                                                                        10             309
 IKON Office Solutions, Inc.                                                       84             751
 Insight Enterprises, Inc.                                                         66             659(A)
 Isle of Capri Casinos, Inc.                                                       36             590(A)
 Jack in the Box Inc.                                                              64           1,434(A)
 JAKKS Pacific, Inc.                                                               34             453(A)
 Johnson Outdoors Inc.                                                             10             130(A)
 Koss Corporation                                                                   5              85
 La-Z-Boy Incorporated                                                             40             893

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Libbey Inc.                                                                       23        $    529
 Lithia Motors, Inc.                                                               20             322(A)
 MarineMax, Inc.                                                                   20             276(A)
 MAXIMUS, Inc.                                                                     16             448(A)
 Maxwell Shoe Company Inc.                                                         19             268(A)
 Monarch Casino & Resort, Inc.                                                     15             140(A)
 Movado Group, Inc.                                                                13             289
 Navigant International, Inc.                                                      23             299(A)
 NCO Portfolio Management, Inc.                                                    23             135(A)
 Nu Skin Enterprises, Inc.                                                         11             117
 On Assignment, Inc.                                                               23              93(A)
 OshKosh B'Gosh, Inc.                                                               7             189
 Oxford Industries, Inc.                                                            8             336
 Papa John's International, Inc.                                                   30             836(A)
 Payless ShoeSource, Inc.                                                         109           1,357(A)
 Perry Ellis International, Inc.                                                    9             170(A)
 Playtex Products, Inc.                                                            60             384(A)
 Q.E.P. Co., Inc.                                                                   3              24(A)
 R.H. Donnelley Corporation                                                        27             981(A)
 Radiologix, Inc.                                                                  26             108(A)
 REX Stores Corporation                                                            16             197(A)
 Rush Enterprises, Inc. - Class A                                                   5              20(A)
 Rush Enterprises, Inc. - Class B                                                   5              22(A)
 Russell Corporation                                                               32             599
 Ryan's Family Steak Houses, Inc.                                                  44             619(A)
 S&K Famous Brands, Inc.                                                            1              18(A)
 Salton, Inc.                                                                      22             198(A)
 School Specialty, Inc.                                                            26             731(A)
 Service Corporation International                                                168             649(A)
 Shoe Carnival, Inc.                                                                4              61(A)
 ShopKo Stores, Inc.                                                               40             525(A)
 Skechers U.S.A., Inc.                                                             25             188(A)
 SOURCECORP, Incorporated                                                          12             268(A)
 Stage Stores, Inc.                                                                18             432(A)
 Stanley Furniture Company, Inc.                                                    6             159
 Steinway Musical Instruments, Inc.                                                11             168(A)
 Steven Madden, Ltd.                                                               13             277(A)
 Stewart Enterprises, Inc.                                                        173             743(A)
 Strattec Security Corporation                                                      6             298(A)
 Sunrise Assisted Living, Inc.                                                     36             806(A)
 Tandy Brands Accessories, Inc.                                                     8              98(A)
 Tech Data Corporation                                                             22             596(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 The Bon-Ton Stores, Inc.                                                          18        $     87(A)
 The Boyds Collection, Ltd.                                                       100             471(A)
 The Brink's Company                                                               30             431
 The Buckle, Inc.                                                                  35             675(A)
 The Cato Corporation                                                              22             470
 The Nautilus Group, Inc.                                                          46             564
 The Pep Boys - Manny, Moe & Jack                                                  46             627
 The Reader's Digest Association, Inc.                                             66             892
 The Toro Company                                                                  31           1,216
 Too Inc.                                                                          34             680(A)
 Tropical Sportswear Int'l Corporation                                             20             142(A)
 Tupperware Corporation                                                            84           1,200
 United Auto Group, Inc.                                                           54           1,180(A)
 United Stationers Inc.                                                            26             930(A)
 Valassis Communications, Inc.                                                     35             903(A)
 Wackenhut Corrections Corporation                                                 30             406(A)
 Waste Holdings, Inc.                                                              21             146(A)
 Water Pik Technologies, Inc.                                                      19             148(A)
 Workflow Management, Inc.                                                         22              76(A)
 Zale Corporation                                                                  57           2,280(A)
                                                                                             --------
                                                                                               50,792
                                                                                             --------
Consumer Staples -- 3.0%
 Alliance Imaging, Inc.                                                            34             148(A)
 Allou Health & Beauty Care, Inc.                                                   6               7(A)
 D & K Healthcare Resources, Inc.                                                  13             207
 DIMON Incorporated                                                                77             548
 Duane Reade Inc.                                                                   8             112(A)
 Interstate Bakeries Corporation                                                   60             764
 John B. Sanfilippo & Son, Inc.                                                     9             139(A)
 Ruddick Corporation                                                               45             714
 Sanderson Farms, Inc.                                                              7             202
 Schweitzer-Mauduit International, Inc.                                            20             490
 7-Eleven, Inc.                                                                    50             528(A)
 Standard Commercial Corporation                                                   13             214
 Sylvan, Inc.                                                                       3              31(A)
 Universal Corporation                                                             27           1,155
                                                                                             --------
                                                                                                5,259
                                                                                             --------
Energy -- 2.5%
 AZZ Incorporated                                                                  11             119(A)
 DQE, Inc.                                                                         59             891
 Global Power Equipment Group Inc.                                                 74             345(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Energy -- Continued
 Nuevo Energy Company                                                              14        $    249(A)
 Petroleum Development Corporation                                                 26             238(A)
 Range Resources Corporation                                                       73             459(A)
 The Houston Exploration Company                                                   37           1,267(A)
 Veritas DGC Inc.                                                                  40             462(A)
 Westmoreland Coal Company                                                          8             153(A)
 World Fuel Services Corporation                                                    9             209
                                                                                             --------
                                                                                                4,392
                                                                                             --------
Financials -- 27.1%
 ABC Bancorp                                                                       13             186
 Abington Bancorp, Inc.                                                             1              30
 ACE Cash Express, Inc.                                                            17             189(A)
 Advanta Corp.                                                                     12             119
 Alfa Corporation                                                                   1              18
 Allegiant Bancorp, Inc.                                                           12             251
 American Business Financial Services, Inc.                                         1               9
 American Home Mortgage Holdings, Inc.                                             22             439
 American Shared Hospital Services                                                  3              17
 AmericanWest Bancorporation                                                        4              58(A)
 AmerUs Group Co.                                                                  46           1,305
 Anchor BanCorp Wisconsin, Inc.                                                    17             413
 Arrow Financial Corporation                                                        3             110
 California First National Bancorp                                                  7              69
 Camco Financial Corporation                                                       11             169
 Camden National Corporation                                                        9             239
 Capital Crossing Bank                                                              7             157(A)
 Capitol Bancorp Ltd.                                                              14             379
 Cash America International, Inc.                                                  18             241
 Ceres Group, Inc.                                                                 69             199(A)
 Chemical Financial Corporation                                                    39           1,148
 Cherokee Inc.                                                                     11             214(A)
 Coastal Bancorp, Inc.                                                              8             227
 Columbia Banking System, Inc.                                                     23             408
 Commercial Federal Corporation                                                    77           1,622
 Community Bank System, Inc.                                                       15             581
 Community Trust Bancorp, Inc.                                                     20             535
 Corrus Bankshares, Inc.                                                           20             949
 Cotton States Life Insurance Company                                               8              83
 Crawford & Company                                                                11              54
 Credit Acceptance Corporation                                                      8              85(A)
 Donegal Group Inc. - Class A                                                       4              56

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Donegal Group Inc. - Class B                                                       2        $     26
 Downey Financial Corp.                                                            40           1,644
 FBL Financial Group, Inc.                                                         44             877
 Fidelity Bancorp, Inc.                                                             1              29
 Financial Federal Corporation                                                      5             115(A)
 Financial Institutions, Inc.                                                       5             113
 First Bell Bancorp, Inc.                                                           6             141
 First Citizens Bancshares Inc.                                                    15           1,462
 First Federal Capital Corp.                                                       32             639
 First Indiana Corporation                                                         25             433
 First Mutual Bancshares, Inc.                                                      5             109
 First Republic Bank                                                               19             516(A)
 FIRSTFED AMERICA BANCORP, INC.                                                     9             297
 FirstFed Financial Corp.                                                          26             921(A)
 Flagstar Bancorp, Inc.                                                            42           1,034
 Flushing Financial Corporation                                                    22             479
 FNB Financial Services Corporation                                                 7             147
 Fremont General Corporation                                                      107           1,465
 Friedman, Billings, Ramsey Group, Inc.                                            20             273
 Gold Banc Corporation, Inc.                                                       24             253
 Greater Bay Bancorp                                                               79           1,623
 Hawthorne Financial Corporation                                                    4             125(A)
 HMN Financial, Inc.                                                                6             116
 IBERIABANK Corporation                                                             5             229
 IndyMac Bancorp, Inc.                                                             97           2,463
 InterCept, Inc.                                                                   18             149(A)
 International Bancshares Corporation                                              12             417
 Interpool, Inc.                                                                   26             425
 Investment Technology Group, Inc.                                                 42             783(A)
 Irwin Financial Corporation                                                       46           1,202
 ITLA Capital Corporation                                                           7             295(A)
 Jacksonville Bancorp, Inc.                                                         2              46
 John H. Harland Company                                                           10             262
 LandAmerica Financial Group, Inc.                                                 31           1,491
 Local Financial Corporation                                                       28             409(A)
 MAF Bancorp, Inc.                                                                  5             182
 Matrix Bancorp, Inc.                                                               8              77(A)
 McGrath Rentcorp                                                                   1              16
 Merchants Bancshares, Inc.                                                         4             109
 National Western Life Insurance Company                                            4             431(A)
 NCO Group, Inc.                                                                   36             648(A)
 New Century Financial Corporation                                                 28           1,235

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 North Central Bancshares, Inc.                                                     3        $     85
 North Valley Bancorp                                                              11             169
 Northrim BanCorp Inc.                                                              8             147
 Onyx Acceptance Corporation                                                        8              54(A)
 Oriental Financial Group Inc.                                                      8             206
 Pacific Crest Capital, Inc.                                                        4              84
 Pacific Union Bank                                                                 3              43
 Parkvale Financial Corporation                                                     9             214
 Pegasystems Inc.                                                                  18             136(A)
 PennFed Financial Services, Inc.                                                   3              78
 Peoples Bancorp Inc.                                                               4             100
 PFF Bancorp, Inc.                                                                 13             495
 Republic Bancorp, Inc.                                                            83           1,116
 Republic First Bancorp, Inc.                                                      10              78(A)
 Royal Bancshares of Pennsylvania, Inc.                                             6             125
 Second Bancorp Incorporated                                                        2              54
 Simmons First National Corporation                                                 8             168
 Southwest Bancorp, Inc.                                                            5             145
 St. Francis Capital Corporation                                                   15             436
 Sterling Financial Corporation                                                    14             338(A)
 Stewart Information Services Corporation                                          29             794(A)
 Superior Financial Corp.                                                          12             293
 The Commerce Group, Inc.                                                          57           2,049
 The Midland Company                                                               11             240
 The Trust Company of New Jersey                                                   12             351
 Timberland Bancorp, Inc.                                                           6             145
 Triad Guaranty Inc.                                                                8             300(A)
 TriCo Bancshares                                                                   9             216
 Trover Solutions, Inc.                                                            16              92(A)
 U.S.B. Holding Co., Inc.                                                           6             103
 UICI                                                                              23             353(A)
 United Rentals, Inc.                                                             133           1,842(A)
 Universal American Financial Corp.                                                30             189(A)
 Unizan Financial Corp.                                                            14             248
 Vail Banks, Inc.                                                                   9             122
 Washington Banking Company                                                         3              47
 West Coast Bancorp                                                                13             237
 Westcorp                                                                          35             984
 World Acceptance Corporation                                                      23             366(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 WSFS Financial Corporation                                                        13        $    480
 Yardville National Bancorp                                                        10             187
                                                                                             --------
                                                                                               48,174
                                                                                             --------
Health Care -- 5.0%
 Albany Molecular Research, Inc.                                                   24             361(A)
 AMN Healthcare Services, Inc.                                                     38             479(A)
 Beverly Enterprises, Inc.                                                        165             578(A)
 Compex Technologies, Inc.                                                         15              73(A)
 CONMED Corporation                                                                 1              16(A)
 Cross Country Healthcare, Inc.                                                     6              82(A)
 Curative Health Services, Inc.                                                    12             211(A)
 DVI, Inc.                                                                         24             110(A)
 Embrex, Inc.                                                                       5              54(A)
 Genesis Health Ventures, Inc.                                                     23             405(A)
 Horizon Health Corporation                                                         5              84(A)
 ICN Pharmaceuticals, Inc.                                                         65           1,084
 IntegraMed America, Inc.                                                           2              10(A)
 Kindred Healthcare, Inc.                                                          30             533(A)
 MIM Corporation                                                                   15              98(A)
 National Dentex Corporation                                                        5              94(A)
 National Home Health Care Corp.                                                    4              29(A)
 Nutraceutical International Corporation                                            3              37(A)
 Orthodontic Centers of America, Inc.                                              37             298(A)
 Owens & Minor, Inc.                                                               12             273
 PacifiCare Health Systems, Inc.                                                   47           2,338(A)
 Pediatric Services of America, Inc.                                                5              34(A)
 Prime Medical Services, Inc.                                                      17              78(A)
 Province Healthcare Company                                                       23             253(A)
 RehabCare Group, Inc.                                                             11             157(A)
 Res-Care, Inc.                                                                    33             149(A)
 Sola International Inc.                                                           41             720(A)
 VitalWorks Inc.                                                                   51             203(A)
                                                                                             --------
                                                                                                8,841
                                                                                             --------
Industrials -- 0.1%
 Noble International, Ltd.                                                          8              71
 Rockford Corporation                                                               8              48(A)
                                                                                             --------
                                                                                                  119
                                                                                             --------
Information Technology -- 2.5%
 Alloy, Inc.                                                                       28             179(A)
 Black Box Corporation                                                             27             985

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Information Technology -- Continued
 CompuCom Systems, Inc.                                                            49        $    223(A)
 CSG Systems International, Inc.                                                   89           1,258(A)
 ePlus inc                                                                         17             183(A)
 ESS Technology, Inc.                                                              61             590(A)
 GameTech International, Inc.                                                       3               9(A)
 GTSI Corp.                                                                        11              94(A)
 Metro One Telecommunications, Inc.                                                35             179(A)
 Pomeroy Computer Resources, Inc.                                                  21             231(A)
 Rimage Corporation                                                                 1              15(A)
 ScanSource, Inc.                                                                   9             227(A)
 TESSCO Technologies Incorporated                                                   6              41(A)
 The Allied Defense Group, Inc.                                                     6             118(A)
 TSR, Inc.                                                                          7              65(A)
 United Industrial Corporation                                                      2              36
                                                                                             --------
                                                                                                4,433
                                                                                             --------
Materials -- 8.3%
 Ag Services of America, Inc.                                                       9              50(A)
 Albany International Corp.                                                         5             137
 AMCOL International Corporation                                                   33             263
 American Vanguard Corporation                                                      2              30
 Ameron International Corporation                                                  10             362
 Apogee Enterprises, Inc.                                                          13             117
 Astronics Corporation                                                             10              33(A)
 Bairnco Corporation                                                               11              68
 Bluegreen Corporation                                                             36             172(A)
 Building Materials Holding Corporation                                            22             326
 Centex Construction Products, Inc.                                                 3             128
 Comfort Systems USA, Inc.                                                         37              98(A)
 Culp, Inc.                                                                        12              79(A)
 Dan River Inc.                                                                    12              31(A)
 Ennis Business Forms, Inc.                                                        23             327
 Hughes Supply, Inc.                                                               21             725
 Intergrated Electrical Services, Inc.                                             63             458(A)
 Intermet Corporation                                                               7              23
 Knape & Vogt Manufacturing Company                                                 2              18
 Mobile Mini, Inc.                                                                 17             278(A)
 NCI Building Systems, Inc.                                                        17             281(A)
 New England Business Service, Inc.                                                18             525
 Northwest Pipe Company                                                            10             140(A)
 Oregon Steel Mills, Inc.                                                          13              37(A)
 Perini Corporation                                                                17             134(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Materials -- Continued
 Precision Castparts Corp.                                                         57        $  1,770
 Quaker Fabric Corporation                                                         27             180
 Quanex Corporation                                                                11             339
 Rock-Tenn Company                                                                 48             812
 Silgan Holdings Inc.                                                              15             469(A)
 Steel Dynamics, Inc.                                                              46             637(A)
 Steel Technologies Inc.                                                           10              96
 Stepan Company                                                                    15             343
 Stillwater Mining Company                                                         61             314(A)
 The Anderson's Inc.                                                                7              87
 The Dixie Group, Inc.                                                             16              54(A)
 The Eastern Company                                                                4              62
 The Keith Companies, Inc.                                                          9              87(A)
 The Shaw Group Inc.                                                               56             674(A)
 U. S. Concrete, Inc.                                                              45             174(A)
 United Defense Industries, Inc.                                                   27             711(A)
 Universal Forest Products, Inc.                                                   30             632
 URS Corporation                                                                   42             817(A)
 Wolverine Tube, Inc.                                                              24             139(A)
 York International Corporation                                                    67           1,558
                                                                                             --------
                                                                                               14,795
                                                                                             --------
Miscellaneous -- 1.8%
 CPAC, Inc.                                                                         5              29
 FMC Corporation                                                                   50           1,129(A)
 GenCorp Inc.                                                                      61             546
 Hawkins, Inc.                                                                      5              47
 Kaman Corporation                                                                 36             420
 Michael Baker Corporation                                                         11             112(A)
 RCM Technologies, Inc.                                                            14              53(A)
 Walter Industries Inc.                                                            72             849
                                                                                             --------
                                                                                                3,185
                                                                                             --------
Producer Durables -- 5.8%
 Beazer Homes USA, Inc.                                                             6             459(A)
 California Amplifier, Inc.                                                        17              59(A)
 Cascade Corporation                                                               19             329
 Dominion Homes, Inc.                                                               4              95(A)
 Ducommun Incorporated                                                             13             176(A)
 Edelbrock Corporation                                                              3              27
 Flowserve Corporation                                                             77           1,517(A)
 Hector Communications Corporation                                                  6              73(A)
 Lincoln Electric Holdings, Inc.                                                   35             704

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Producer Durables -- Continued
 Mesa Laboratories, Inc.                                                            2        $     12(A)
 Mine Safety Appliances Company                                                    15             633
 Moog Inc.                                                                         15             535(A)
 Powell Industries, Inc.                                                           15             224(A)
 Rayovac Corporation                                                               46             592(A)
 Somera Communications, Inc.                                                       42              62(A)
 Standard Pacific Corp.                                                            23             749
 Summa Industries                                                                   7              52(A)
 Sypris Solutions, Inc.                                                            11             110
 Tecumseh Products Company                                                         16             613
 Terex Corporation                                                                 49             962(A)
 The Genlyte Group, Inc.                                                            2              74(A)
 The Lamson & Sessions Co.                                                          9              42(A)
 The Manitowoc Company, Inc.                                                       24             526
 Triumph Group, Inc.                                                               22             625(A)
 Watts Industries, Inc.                                                             9             159
 WESCO International, Inc.                                                         52             312(A)
 Woodward Governor Company                                                         16             675
                                                                                             --------
                                                                                               10,396
                                                                                             --------
Utilities -- 7.1%
 AGL Resources Inc.                                                                65           1,654
 BayCorp Holdings, Ltd.                                                             1              11(A)
 Black Hills Corporation                                                           45           1,382
 Central Vermont Public Service Corporation                                        12             242
 Cleco Corporation                                                                 77           1,335
 El Paso Electric Company                                                          26             321(A)
 Maine Public Service Company                                                       1              39
 Nicor Inc.                                                                        22             805
 Northwest Natural Gas Company                                                     10             273
 Peoples Energy Corporation                                                        60           2,573
 PNM Resources Inc.                                                                66           1,766
 SEMCO Energy, Inc.                                                                 5              28
 UIL Holdings Corporation                                                          25             993
 WPS Resources Corporation                                                         31           1,250
                                                                                             --------
                                                                                               12,672
                                                                                             --------
Total Common Stock and Equity Interests (Identified Cost -- $154,599)                         173,926
-----------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Warrants -- 0.0%

Financials -- 0.0%
 Imperial Credit Industries, Inc.                                                   2wts     $      0
                                                                                             --------
Total Warrants (Identified Cost -- $0)                                                              0
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.4%

J.P. Morgan Chase & Co.
 1.13%, dated 6/30/03, to be repurchased at $2,165 on 7/1/03
 (Collateral: $1,757 Fannie Mae notes, 6.625%, due 11/15/10, value $2,211)     $2,165           2,165

State Street Bank & Trust Company
 1.12%, dated 6/30/03, to be repurchased at $2,165 on 7/1/03
 (Collateral: $2,125 Sallie Mae notes, 3.625% due 9/30/04, value $2,209)        2,165           2,165
                                                                                             --------
Total Repurchase Agreements (Identified Cost -- $4,330)                                         4,330
-----------------------------------------------------------------------------------------------------
Total Investments -- 100.3% (Identified Cost -- $158,929)                                     178,256
Other Assets Less Liabilities -- (0.3)%                                                          (518)
                                                                                             --------

NET ASSETS -- 100.0%                                                                         $177,738
                                                                                             ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                                 $11.10
                                                                                             ========
 INSTITUTIONAL CLASS                                                                           $11.67
                                                                                             ========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
International Equity Trust                  Investment Grade Income Portfolio
Emerging Markets Trust                      High Yield Portfolio

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.



                                                         [LEGG MASON FUNDS LOGO]

                    Investment Managers
                    For American Leading Companies Trust:
                       Legg Mason Funds Management, Inc.
                       Baltimore, MD

                    For Balanced Trust and U.S. Small-Cap Value Trust:
                       Legg Mason Fund Adviser, Inc.
                       Baltimore, MD

                    Investment Advisers
                    For American Leading Companies Trust:
                       Legg Mason Funds Management, Inc.
                       Baltimore, MD

                    For Balanced Trust:
                       Bartlett & Co.
                       Cincinnati, OH

                    For U.S. Small-Cap Value Trust:
                       Brandywine Asset Management, LLC
                       Wilmington, DE

                    Board of Directors
                    John F. Curley, Jr., Chairman
                    Mark R. Fetting, President
                    Richard G. Gilmore
                    Arnold L. Lehman
                    Robin J. W. Masters
                    Dr. Jill E. McGovern
                    Arthur S. Mehlman
                    G. Peter O'Brien
                    S. Ford Rowan

                    Transfer and Shareholder Servicing Agent
                    Boston Financial Data Services
                    Braintree, MA

                    Custodian
                    State Street Bank & Trust Company
                    Boston, MA

                    Counsel
                    Kirkpatrick & Lockhart LLP
                    Washington, DC

                    Independent Auditors
                    Ernst & Young LLP
                    Philadelphia, PA

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                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
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